Collaboration and License Agreement	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Collaboration and License Agreements

Note 7. Collaboration and License Agreements
Collaboration and License Agreement with Boehringer Ingelheim International GmbH
In October 2022, the Company executed the CLA with BI to research, develop and commercialize Fzd4 bi-specific
antibodies designed using the Company’s SWAP
™
technology, including
SZN-413.
The Company and BI are conducting partnership research focused on SZN-413 during a one-year period, which BI has the right to extend by up to six months. The Company granted BI an exclusive, royalty-bearing, worldwide, sublicensable license, under the applicable patents and know-how, to develop, manufacture and commercialize, for all uses, one lead and two back-up Fzd4 bi-specific antibodies selected by BI and their derivatives. After an initial period of joint research, BI shall be responsible for all further research, preclinical and clinical development, manufacturing, regulatory approvals, and commercialization of licensed products at its expense. Unless terminated earlier, or expiring on account of BI not selecting at least one Fzd4 bi-specific antibody within sixty days after the end of the partnership research, the CLA will remain effective, on a country-by-country and product-by-product basis, until the expiration of BI’s royalty obligations. BI has the right to terminate the CLA for any reason after a specified notice period. Each party has the right to terminate the CLA on account of the other party’s bankruptcy or material, uncured breach.
Under the terms of the CLA, BI agreed to pay a non-refundable upfront payment of
$12.5
million less any applicable withholding tax, success-based milestone payments up to a total of
$587.0
million and mid-single digit to low-double digit royalties on net sales of the licensed products should any reach commercialization. The royalty payments will be subject to reduction due to patent expiration, generic competition and payments made under certain licenses for third-party intellectual property. The Company received
$10.5 million of the upfront payment from BI in November 2022. The associated withholding tax of $2.0 million is expected to be refunded to the Company in 2023.
The Company determined that the CLA is within the scope of ASC 606. The Company evaluated the promised goods and services and determined that the license to the Company’s intellectual property granted to BI represented one performance obligation for the purposes of conducting the partnership research and further development on
SZN-413.
The transaction price was determined to be $12.5 million, which is the non-refundable
upfront payment. Variable consideration related to future milestones was fully constrained because the Company cannot conclude that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur, given the inherent uncertainty of success with these future milestones. For sales-based royalties, the Company determined that the license is the predominant item to which the royalties relate to. Accordingly, the Company will recognize revenue at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all the royalty has been allocated has been satisfied (or partially satisfied). The Company will re-evaluate
the transaction price in each reporting period and as uncertain events are resolved or other changes in circumstances occur. During the year ended December 31, 2022, the Company recognized the non-refundable
upfront payment of $12.5 million as collaboration and license revenue at a point in time upon delivery of the license. The associated withholding tax of $2.0 million to be refunded was recognized as accounts receivable as of December 31, 2022.